UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2010 (February 19, 2010)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2010, Koss Corporation (“Koss”) received notice from The NASDAQ Stock Market (“NASDAQ”) that because Koss’s Form 10-Q for the period ended December 31, 2009 contained no financial statements, it is incomplete and does not comply with Listing Rule 5250(c)(1), which requires the timely filing of periodic financial statements.  Koss has 60 calendar days, or until April 20, 2010, to submit a plan to regain compliance.  If the compliance plan is accepted, NASDAQ can grant an exception of up to 180 calendar days from the filing’s due date, or until August 16, 2010, to regain compliance.  If the compliance plan is not accepted, Koss will have the opportunity to appeal that decision to a NASDAQ hearings panel.

As previously disclosed, because of certain previously reported unauthorized financial transactions, Koss is restating its previously issued financial statements for the fiscal years ended 2008 and 2009, for all quarterly periods during those fiscal years, and for the period ended September 30, 2009.  Koss’s unaudited consolidated quarterly financial statements for the period ended December 31, 2009 were not available to be included in Koss’s quarterly report on Form 10-Q filed on February 16, 2010.  Although Koss cannot predict with certainty when the restated consolidated financial statements will be available, Koss anticipates that the restated consolidated financial statements will be available as early as April 2010 but no later than June 2010.  The quarterly report on Form 10-Q for the period ended December 31, 2009 will be amended to include the unaudited consolidated quarterly financial statements promptly after the restated consolidated financial statements are available.

A copy of the press release issued on February 24, 2010 relating to this notification is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.          Other Events.

On February 16 and 18, 2010, separate shareholder derivative suits were filed in Milwaukee County Circuit Court in connection with the previously disclosed unauthorized transactions.  The first suit names as defendants Michael Koss, John Koss Sr., the other Koss directors, Sujata Sachdeva, Grant Thornton LLP, and Koss Corporation (as a nominal defendant); the second suit names the same parties except Grant Thornton LLP.  Among other things, both suits allege various breaches of fiduciary and other duties, and seek recovery of unspecified damages and other relief.  See Ruiz v. Koss, et al., Circuit Court, Milwaukee County, Wisconsin, No. 10CV002422 (February 16, 2010) and Mentkowski v. Koss, et al., Circuit Court, Milwaukee County, Wisconsin, No. 10CV002290 (February 18, 2010).

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

Exhibit 99.1	Press Release of Koss Corporation dated February 24, 2010 regarding non-compliance with NASDAQ’s continued listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2010	KOSS CORPORATION

	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Koss Corporation dated February 24, 2010 regarding non-compliance with NASDAQ’s continued listing rules.